Exhibit 99.5

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) dated as of August 15, 2008, is entered into by CE DALLAS RENEWABLES LLC, a Delaware limited liability company (“Grantor”) in favor of CLEAN ENERGY, a California corporation (“Lender”), with reference to the following facts:

RECITALS

A.                                   Concurrently herewith, Grantor and Lender have entered in the Loan Agreement of even date herewith (as amended, restated, extended, supplemented, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has provided to Grantor financing in an initial aggregate principal amount of up to $14,000,000.  All capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Loan Agreement, and to the extent not defined in the Loan Agreement, the meanings set forth in the Uniform Commercial Code as in effect in California.

B.                                     As a condition to the effectiveness of the Loan Agreement, Grantor is required to execute and deliver this Agreement to Lender.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender hereby covenant and agree as follows:

1.                                       THE SECURITY.  Grantor hereby assigns and grants to Lender a security interest in all of Grantor’s right, title and interest in and to all assets of Grantor, including, without limitation, all of the following property and interests in property of Grantor, whether now owned or existing or hereafter created, acquired or arising and wherever located (“Collateral”):

(a)                                  Accounts;

(b)                                 Chattel Paper;

(c)                                  Deposit Accounts;

(d)                                 Documents;

(e)                                  Equipment;

(f)                                    Farm Products;

(g)                                 Financial Assets;

(h)                                 Fixtures;

(i)                                     General Intangibles, including, but not limited to, (i) all patents, and all unpatented or unpatentable inventions; (ii) all trademarks, service marks, and trade names; (iii) all copyrights and literary rights; (iv) all computer software programs; (v) all mask works of semiconductor chip products; (vi) all trade secrets, proprietary information, customer lists, manufacturing, engineering and production plans, drawings, specifications, processes and systems; and all good will connected with or symbolized by any of such general intangibles; all contract rights, documents, applications, licenses, materials and other matters related to such general intangibles; all tangible property embodying or incorporating any such general intangibles; and all chattel paper and instruments relating to such general intangibles;

(j)                                     Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(k)                                  Instruments;

(l)                                     Inventory;

(m)                               Investment Property;

(n)                                 money (of every currency and jurisdiction whatsoever);

(o)                                 Letter-of-Credit Rights;

(p)                                 Supporting Obligations;

(q)                                 all emission allowances, offsets, or credits, whether issued or approved by any governmental or non-governmental entity, and any tax credits generated by the Project; and

(r)                                    to the extent not included in the foregoing, all other personal property of any kind or description;

(s)                                  together with Grantor’s right, title and interest in and to all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory (“Books and Records”), and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing;

provided, that the term Collateral shall not include any contracts, contract rights, permits, licenses, authorizations, instruments, general intangibles or any other Collateral, which by their terms, the terms of any documents, agreements, instruments, permits, licenses, or authorizations relating thereto, or the operation of law may not be assigned or pledged, or in which a security interest may not be created or for which any consent for assignment or creation of a security interest therein is required and has not been obtained or which would be breached or terminated (or permits any person to exercise a remedy thereunder) by virtue of a security interest being granted (other than to the extent that any such prohibition or consent requirement would be rendered ineffective pursuant to Divisions 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code, as in effect in the state of California (the “Uniform Commercial Code”)); provided, however, that the security interest described herein shall attach immediately and any such asset shall immediately be deemed to be Collateral at such time as the restriction prohibiting assignment shall be removed or any condition thereto shall be satisfied or such required finding of suitability or other approval has been obtained.

2.                                       THE INDEBTEDNESS.  The Collateral secures and will secure all Indebtedness of Grantor to Lender.  “Indebtedness” means all debts, obligations or liabilities now or hereafter existing, absolute or contingent of Grantor to Lender under the Loan Agreement or any document executed in connection therewtih, whether voluntary or involuntary, whether due or not due, or whether incurred directly or indirectly or acquired by Lender by assignment or otherwise.

3.                                       GRANTOR’S COVENANTS.  Grantor represents, covenants and warrants that, unless compliance is waived by Lender in writing:

(a)                                  Grantor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.

(b)                                 Grantor was formed under the laws of the state of Delaware.  Grantor shall give Lender at least thirty (30) days notice before changing its state of formation.  Grantor will notify Lender in writing prior to any change in the location of any Collateral, including the Books and Records.

(c)                                  Grantor will notify Lender in writing prior to any change in Grantor’s name, identity or business structure.

(d)                                 Unless otherwise agreed, Grantor has not granted and will not grant any security interest in any of the Collateral except to Lender, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Lender.

(e)                                  Grantor will promptly notify Lender in writing of any event which affects the value of the Collateral, the ability of Grantor or Lender to dispose of the Collateral, or the rights and remedies of Lender in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

(f)                                    Grantor shall pay all costs necessary to preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, rent, storage costs and expenses of sales, and any costs to perfect

Lender’s security interest (collectively, the “Collateral Costs”).  Without waiving Grantor’s default for failure to make any such payment, Lender at its option may pay any such Collateral Costs, and discharge encumbrances on the Collateral, and such Collateral Costs payments shall be a part of the Indebtedness and bear interest at the rate set out in the Indebtedness.  Grantor agrees to reimburse Lender on demand for any Collateral Costs so incurred.

(g)                                 Until Lender exercises its rights to make collection, Grantor will diligently collect all Collateral.

(h)                                 If any Collateral is or becomes the subject of any registration certificate, certificate of deposit or negotiable document of title, including any warehouse receipt or bill of lading, Grantor shall immediately deliver such document to Lender, together with any necessary endorsements.

(i)                                     Grantor will not sell, lease, agree to sell or lease, or otherwise dispose of any Collateral except with the prior written consent of Lender; provided, however, that Grantor may sell inventory in the ordinary course of business.

(j)                                     Grantor will maintain and keep in force all insurance required pursuant to the Loan Agreement.

(k)                                  Grantor will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless Grantor first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by Lender of the Collateral from such real property or fixture.  Such written consent shall be in form and substance acceptable to Lender and shall provide that Lender has no liability to such owner, holder of any lien, or any other person.

(l)                                     Schedule 1 to this Agreement is a complete list of all patents, trademark and service mark registrations, copyright registrations, mask work registrations, and all applications therefor, in which Grantor has any right, title, or interest, throughout the world.  To the extent required by Lender in its discretion, Grantor will promptly notify Lender of any acquisition (by adoption and use, purchase, license or otherwise) of any patent, trademark or service mark registration, copyright registration, mask work registration, and applications therefor, and unregistered trademarks and service marks and copyrights, throughout the world, which are granted or filed or acquired after the date hereof or which are not listed on Schedule 1.  Grantor authorizes Lender, without notice to Grantor, to modify this Agreement by amending Schedule 1 to include any such Collateral.

(m)                               Grantor will, at its expense, diligently prosecute all patent, trademark or service mark or copyright applications pending on or after the date hereof, will maintain in effect all issued patents and will renew all trademark and service mark registrations, including payment of any and all maintenance and renewal fees relating thereto, except for such patents, service marks and trademarks that are being sold, donated or abandoned by Grantor pursuant to the terms of its intellectual property management program.  Grantor also will promptly make application on any patentable but unpatented inventions, registerable but unregistered trademarks and service marks, and copyrightable but uncopyrighted works.  Grantor will at its expense protect and defend all rights in the Collateral against any material claims and demands of all persons other than Lender and will, at its expense, enforce all rights in the Collateral against any and all infringers of the Collateral where such infringement would materially impair the value or use of the Collateral to Grantor or Lender.  Grantor will not license or transfer any of the Collateral, except for such licenses as are customary in the ordinary course of Grantor’s business, or except with Lender’s prior written consent.

4.                                       ADDITIONAL OPTIONAL REQUIREMENTS.  Grantor agrees that Lender may at its option at any time, whether or not Grantor is in default:

(a)                                  Require Grantor to deliver to Lender (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.

(b)                                 Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.

(c)                                  Require Grantor to deliver to Lender any instruments, chattel paper or letters of credit which are part of the Collateral, and to assign to Lender the proceeds of any such letters of credit.

(d)                                 Notify any account debtors, any buyers of the Collateral, or any other persons of Lender’s interest in the Collateral.

5.                                       DEFAULTS.  Any one or more of the following shall be a default hereunder:

(a)                                  Any Indebtedness is not paid when due, or any default occurs under any agreement relating to the Indebtedness, including, without limitation, under the Loan Agreement, after giving effect to any applicable grace or cure periods.

(b)                                 Grantor breaches any term, provision, warranty or representation under this Agreement, or under any other obligation of Grantor to Lender, and such breach remains uncured after any applicable cure period.

(c)                                  Lender fails to have an enforceable first lien (except for liens which are permitted under the Loan Agreement) on or security interest in the Collateral.

(d)                                 Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the property of Grantor or of any guarantor or other party obligated under any Indebtedness.

(e)                                  Grantor or any guarantor or other party obligated under any Indebtedness becomes insolvent, or is generally not paying or admits in writing its inability to pay its debts as they become due, fails in business, makes a general assignment for the benefit of creditors, dies, or commences any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, debtors.

(f)                                    Any case, proceeding or other action is commenced against Grantor or any guarantor or other party obligated under any Indebtedness under any bankruptcy or other law for the relief of, or relating to, debtors.

(g)                                 Any involuntary lien of any kind or character attaches to any Collateral, except for liens for taxes not yet due.

(h)                                 Grantor has given Lender any false or misleading information or representations.

6.                                       LENDER’S REMEDIES AFTER DEFAULT.  In the event of any default, Lender may do any one or more of the following, to the extent permitted by law:

(a)                                  Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

(b)                                 Enforce the security interest of Lender in any deposit account of Grantor.

(c)                                  Require Grantor to obtain Lender’s prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any Collateral consisting of inventory.

(d)                                 Require Grantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Lender in kind.

(e)                                  Require Grantor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Lender’s exclusive control.

(f)                                    Require Grantor to assemble the Collateral, including the Books and Records, and make them available to Lender at a place designated by Lender.

(g)                                 Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Grantor’s equipment, if Lender deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

(h)                                 Demand and collect any payments on and proceeds of the Collateral.  In connection therewith Grantor irrevocably authorizes Lender to endorse or sign Grantor’s name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Grantor and remove therefrom any payments and proceeds of the Collateral.

(i)                                     Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Grantor.

(j)                                     Use or transfer any of Grantor’s rights and interests in any Intellectual Property now owned or hereafter acquired by Grantor, if Lender deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.  Grantor agrees that any such use or transfer shall be without any additional consideration to Grantor.  As used in this paragraph, “Intellectual Property” includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling, in which Grantor has any right or interest, whether by ownership, license, contract or otherwise.

(k)                                  Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.  Grantor hereby consents to the appointment of such a receiver and agrees not to oppose any such appointment.

(l)                                     Take such measures as Lender may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Grantor hereby irrevocably constitutes and appoints Lender as Grantor’s attorney-in-fact to perform all acts and execute all documents in connection therewith.

(m)                               Without notice or demand to Grantor, set off and apply against any and all of the Indebtedness any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by Lender or any of Lender’s agents or affiliates to or for the credit of the account of Grantor or any guarantor or endorser of Grantor’s Indebtedness.

(n)                                 Exercise any other remedies available to Lender at law or in equity.

(o)                                 Grantor waives all rights and defenses that Grantor may have because any of the Indebtedness is secured by real property.  This means, among other things:  (i) Lender may enforce this Agreement without first foreclosing on any real or personal property collateral pledged by Grantor; and (ii) if Lender forecloses on any real property collateral pledged by Grantor:  (1) the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Lender may enforce this

Agreement even if Lender, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from the other debtors.  This is an unconditional and irrevocable waiver of any rights and defenses Grantor may have because any of the Indebtedness is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.  Grantor waives any right or defense it may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.  Grantor waives any rights and defenses that are or may become available to Grantor by reason of Sections 2787 to 2855 inclusive, of the California Civil Code.

7.                                       DISPUTE RESOLUTION PROVISION.  This Agreement shall be subject to the Dispute Resolution Provision contained in Section 9.3 of the Loan Agreement.

8.                                       MISCELLANEOUS.

(a)                                  Any waiver, express or implied, of any provision hereunder and any delay or failure by Lender to enforce any provision shall not preclude Lender from enforcing any such provision thereafter.

(b)                                 Grantor shall, at the request of Lender, execute and/or deliver such other agreements, documents, instruments, or financing statements in connection with this Agreement as Lender may reasonably deem necessary.

(c)                                  This Agreement shall be governed by and construed in accordance with the laws of California.  To the extent that Lender has greater rights or remedies under federal law, this section shall not be deemed to deprive Lender of such rights and remedies as may be available under federal law.

(d)                                 All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.  Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

(e)                                  All terms not defined herein or the Loan Agreement are used as set forth in the Uniform Commercial Code.

(f)                                    In the event of any action by Lender to enforce this Agreement or to protect the security interest of Lender in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Grantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorneys’ fees and allocated costs for in-house legal services to the extent permitted by law.

(g)                                 It is hereby expressly acknowledged that following the consummation of the DCE Restructure (as defined in the Loan Agreement), Dallas Clean Energy LLC, a Delaware limited liability company (“DCE”) shall assume all of Grantor’s obligations under the Loan Agreement and all instruments, documents, and agreements executed in connection therewith, including, without limitation, this Agreement.  Following such restructure, DCE shall be deemed to have granted the security interests hereunder, with respect to all of DCE’s now or hereafter existing personal property (as defined by the term Collateral), as if DCE was the original Grantor hereunder.

(h)                                 Any and all provisions contained in the Loan Agreement which generally apply to the documents executed in connection therewith shall apply to this Agreement.

9.                                       FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is duly executed by each of the undersigned as of the date first written above.

CLEAN ENERGY,		CE DALLAS RENEWABLES LLC,
a California corporation		a Delaware limited liability company

		By:	Cambrian Energy Management LLC,
By:	/s/ Richard R. Wheeler		a Delaware limited liability
Name:	Richard R. Wheeler		company, its Management Company
Title:	Chief Financial Officer

			By:	/s/ Evan G. Williams
			Name:	Evan G. Williams
			Title:	Manager

Schedule 1

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